UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                   FORM 8-K/A



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported): September 12, 2005

                                  Aspeon, Inc.
             (Exact name of registrant as specified in its charter)


                                    Delaware
                 (State or other jurisdiction of incorporation)



          000-21477                                           52-1945748
---------------------------                                -------------
(Commission File Number)                                    (I.R.S. Employer
                                                            Identification No.)

             4704 Harlan Street, Suite 420, Denver, Colorado, 80212
             ------------------------------------------------------
               (Address of principal executive offices)(Zip Code)

         Registrant's telephone number, including area code: (303) 380 9784

                                       N/A
                                       ---
(Former name, former address and former fiscal year, if changed since last report)


Total number of pages in this document:     7
                                          -----

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR240.14d-2(b))

[_] Soliciting material pursuant to Rule 14a-12 under Exchange Act (17 CFR240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR240.13e-4(c))

                                TABLE OF CONTENTS


SECTION 1. REGISTRANT'S BUSINESS AND OPERATIONS................................1

SECTION 2. FINANCIAL INFORMATION...............................................1

SECTION 3.  SECURITIES AND TRADING MARKETS.....................................2

SECTION 4.  MATTERS RELATED TO ACCOUNTANTS AND FINANCIAL STATEMENTS............2

SECTION 5. CORPORATE GOVERNANCE AND MANAGEMENT.................................3

SECTION 6. RESERVED............................................................4

SECTION 7. REGULATION FD ......................................................4

SECTION 8. OTHER EVENTS                     ...................................5

SECTION 9.  FINANCIAL STATEMENTS AND EXHIBITS..................................5

SIGNATURES.....................................................................5

Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995


Information included in this Form 8-K may contain forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). This information may involve known and unknown risks, uncertainties and other factors which may cause the Company's actual results, performance or achievements to be materially different from future results, performance or achievements expressed or implied by any forward-looking statements. Forward-looking statements, which involve assumptions and describe the Company's future plans, strategies and expectations, are generally identifiable by use of the words "may," "will," "should," "expect," "anticipate," "estimate," "believe," "intend" or "project" or the negative of these words or other variations on these words or comparable terminology. These forward-looking statements are based on assumptions that may be incorrect, and there can be no assurance that these projections included in these forward-looking statements will come to pass. The Company's actual results could differ materially from those expressed or implied by the forward-looking statements as a result of various factors. Except as required by applicable laws, the Company undertakes no obligation to update publicly any forward-looking statements for any reason, even if new information becomes available or other events occur in the future.



                SECTION 1 - REGISTRANT'S BUSINESS AND OPERATIONS

ITEM 1.01  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

Not Applicable.


ITEM 1.02 TERMINATION OF A MATERIAL DEFINITIVE AGREEMENT.

Not Applicable.


ITEM 1.03 BANKRUPTCY OR RECEIVERSHIP.

Not Applicable.


                        SECTION 2 - FINANCIAL INFORMATION

ITEM 2.01 COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.

Not Applicable.


ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

Not Applicable.

ITEM 2.03 CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

Not Applicable.


ITEM 2.04 TRIGGERING EVENTS THAT ACCELERATE OR INCREASE A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT.

Not Applicable.


ITEM 2.05 COSTS ASSOCIATED WITH EXIT OR DISPOSAL ACTIVITIES.

Not Applicable.


ITEM 2.06 MATERIAL IMPAIRMENTS.

Not Applicable.


                   SECTION 3 - SECURITIES AND TRADING MARKETS


ITEM 3.01 NOTICE OF DELISTING OR FAILURE TO SATISFY A CONTINUED LISTING RULE OR STANDARD; TRANSFER OF LISTING.

Not Applicable.


ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES.

Not Applicable.


ITEM 3.03 MATERIAL MODIFICATION TO RIGHTS OF SECURITY HOLDERS.

Not Applicable.


      SECTION 4 - MATTERS RELATED TO ACCOUNTANTS AND FINANCIAL STATEMENTS.

ITEM 4.01 CHANGES IN REGISTRANT'S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


On September 12, 2005 Aspeon, Inc. (the "Registrant"), following the transfer of its principal business office from California to Colorado, engaged Larry

O'Donnell, CPA, P.C. as its independent registered public accountant for the fiscal year ended June 30, 2004. The Board of Directors approved this decision in a meeting on September 12, 2005.


BDO Seidman, LLP was retained as the Registrant's independent registered public accountant on March 19, 2001. However, due to an ongoing dispute between the Registrant and the Registrant's previous independent registered public accountant, PricewaterhouseCoopers, LLP, BDO Seidman, LLP was never able to gain access to PricewaterhouseCoopers, LLP's work papers for the prior year audit (the financial year ended June 30, 2000) and consequently never completed an audit of the Registrant's financial statements for the year ending June 30, 2001. BDO Seidman, LLP ceased to act as the Registrant's independent registered public accountant subsequent to the three months ended December 31, 2001. Accordingly BDO Seidman, LLP never issued an opinion on any of the Registrant's financial statements.


The Registrant's dispute with its previous independent registered public accountant, PricewaterhouseCoopers, LLP, arose in September 2000, when, at the insistence of PricewaterhouseCoopers, LLP, the Registrant announced that it would restate its first quarter 2000 financial statements as a result of accounting misstatements. In October 2000 the Registrant announced it would require additional time to file its form 10-K report for the fiscal year ended June 30, 2000.

In October and November 2000, eight purported class action lawsuits were filed against the Registrant, its Chief Executive Officer, and its former Chief Financial Officer in the United States District Court for the Central District of California for alleged violations of the Securities Exchange Act of 1934 in respect of the anticipated restatements. After the defendants moved to dismiss each of the actions, the lawsuits were consolidated under a single action, entitled "In re Aspeon Securities Litigation," Case No. SACV 00-995 AHS (ANx), and the appointed lead plaintiff voluntarily filed an amended and consolidated complaint. The defendants moved to dismiss that complaint and on April 23, 2001 the Court entered an order dismissing the complaint without prejudice. On May 21, 2001 the appointed lead plaintiff filed a third complaint, styled as a "First Amended Consolidated Complaint." On June 4, 2001 the defendants moved to dismiss this complaint and on September 17, 2001 the United States District Court dismissed the suit with prejudice and entered judgment in favor of the Registrant and its officers. On September 20, 2001 the lead plaintiff in the class action suit appealed against the dismissal of the case. On January 21, 2003 the decision to dismiss the case was upheld but the lead plaintiff was given the opportunity to remedy the deficiencies in the complaint that had been filed. Accordingly on May 30, 2003 the plaintiff filed its "Second Amended Consolidated Complaint" which again was subsequently dismissed by the District Court. On November 26, 2003 the lead plaintiff filed its "Third Amended Consolidated Complaint" which was again dismissed with prejudice in March 2004. The lead plaintiff has once again appealed against the dismissal and the appeal is anticipated to be heard before the end of 2005.

In December 2000 the Registrant restated the results for the fiscal quarters ended September 30, 1999, December 31, 1999 and March 31, 2000 by an aggregate of $1.7 million or $0.19 per share. Revenue was reduced by $679,000 or 1.05%, gross profit was decreased by $206,000 or 1.22%, $1.4 million of the restatement related to an adjustment to increase the amount recorded for the beneficial conversion feature associated with the issuance of the Registrant's Preferred Stock in March 2000 based upon an independent valuation and the remaining adjustments related to unrecorded compensation expense, amortization of intangible assets, expensing costs previously capitalized and the additional accrual of general expenses.

In January 2001 PricewaterhouseCoopers, LLP notified the Registrant that it was terminating its auditor relationship with the Registrant effective immediately.

On March 19, 2001 the Registrant retained BDO Seidman, LLP as its independent auditing firm. However, as PricewaterhouseCoopers, LLP, the Registrant's
previous independent auditors, refused to allow BDO Seidman, LLP access to PricewaterhouseCoopers, LLP `s prior year work papers, BDO Seidman, LLP was unable to complete an audit of the Registrant's financial statements for later periods.

In August 2001 the Registrant, together with its Chief Executive Officer, filed a six count complaint against its former auditors, PricewaterhouseCoopers, LLP, alleging professional negligence, intentional interference with prospective business advantage, negligent interference with prospective economic advantage, violation of California Business and Professions Code Sections 17200 and 17500, and defamation.

In August 2003 the Registrant reached an out of court settlement in its law suit against PricewaterhouseCoopers, LLP. Under the terms of the settlement the Registrant received a payment of $1.3 million and agreement to write off certain outstanding invoices for accounting and legal fees. Consequently the Registrant recognized a gain of $1,007,000 on the settlement although the net cash it received after all costs totaled only $136,000.

While the Registrant has no record that BDO Seidman, LLP notifying the Registrant either of its resignation as Registrant's independent registered public accounting firm or of its decision to decline to stand for re-election as the Registrant's independent registered public accounting firm, BDO Seidman, LLP has stated that it `ceased to act at the Registrant's independent registered public accountant effective December 31, 2001'. It was this statement that was included in the Registrant's Form 8-K filed on September 15, 2005 as it was believed by Registrant's board of directors that this represented confirmation of the termination of the independent registered public accountant - client relationship between BDO Seidman, LLP and the Registrant. In the event that BDO Seidman, LLP's statement that it `ceased to act at the Registrant's independent registered public accountant effective December 31, 2001' does not represent an effective termination of BDO Seidman, LLP and the Registrant's independent registered public accountant - client relationship, the Registrant dismissed BDO Seidman, LLP as its independent registered public accountant effective September 12, 2005.

During the period, March 2001 through December 2001, in which BDO Seidman, LLP represents that it acted as the Registrant's independent registered public accountant, there were no disagreements with BDO Seidman, LLP on any matter of accounting principles or practices, financial statement disclosure or auditing scope and procedure. Further, there were no reportable events during that period of time.

The Company has requested BDO Seidman, LLP to furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements contained in this Form 8-K/A. . BDO Seidman, LLP has failed to respond to this respond to this request and provide any such letter.


During the fiscal years ended June 30, 2001, 2002, 2003, 2004 and 2005 and all subsequent periods the Company has not consulted Larry O'Donnell, CPA, P.C. regarding any matter requiring disclosure in this form 8-K.

ITEM 4.02 NON-RELIANCE ON PREVIOUSLY ISSUED FINANCIAL STATEMENTS OR A RELATED AUDIT REPORT OR COMPLETED INTERIM REVIEW.

Not Applicable.

                 SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT

ITEM 5.01 CHANGES IN CONTROL OF REGISTRANT.

Not Applicable.


ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS: ELECTION OF DIRECTORS:
APPOINTMENT OF PRINCIPAL OFFICERS.

Not Applicable


ITEM 5.03 AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR.

Not Applicable.


ITEM 5.04 TEMPORARY SUSPENSION OF TRADING UNDER REGISTRANT'S EMPLOYEE BENEFIT PLANS.

Not Applicable.


ITEM 5.05 AMENDMENTS TO THE REGISTRANT'S CODE OF ETHICS, OR WAIVER OF A PROVISION OF THE CODE OF ETHICS.


Not Applicable.

                             SECTION 6 - [RESERVED]


                            SECTION 7 - REGULATION FD


ITEM 7.01 REGULATION FD DISCLOSURE.


Not Applicable.

                            SECTION 8 - OTHER EVENTS

ITEM 8.01 OTHER EVENTS.


                  SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS


ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.


a)       Financial Statements - Not Applicable
b)       Exhibits - Not Applicable

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.



                                  ASPEON, INC.
                           --------------------------
                                  (Registrant)

                             Dated: December 9, 2005


                              /s/ David J. Cutler
                           --------------------------
                           David J. Cutler, President